UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2011

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3355 Michelson Drive, Suite 100, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 19, 2011, Western Digital Corporation (the "Company") held an investment community conference call to discuss its financial results for the first fiscal quarter ended September 30, 2011, the impact of the flooding in Thailand on the Company’s business and operations and the Company’s outlook for the second fiscal quarter ending December 30, 2011. The conference call script of the prepared remarks is furnished herewith as Exhibit 99.1.

The information in this Form 8−K, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Script for Earnings Conference Call, dated October 19, 2011

Safe Harbor for Forward-Looking Statements

Exhibit 99.1 furnished with this Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning unconstrained industry demand in the December quarter and the industry’s ability to meet that demand; the impact of the flooding in Thailand on the industry and the Company’s business in the December quarter and beyond, including the Company’s HDD capacity, planned operations recovery efforts and the costs and expenses incurred in connection with these efforts, and the Company’s ability to complete these recovery efforts; the expected completion and the timing of the planned acquisition of Hitachi GST; growth opportunities in the industry; the Company’s product offerings in the near-line enterprise market; OEM inventory levels; and the Company’s financial results expectations for the December quarter, including revenue, gross margin, expenses, tax rate, share count, and loss per share. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the impact of continued uncertainty and volatility in global economic conditions; supply and demand conditions in the hard drive industry; the extent of damage to the Company’s and suppliers’ facilities and equipment related to the flooding in Thailand; uncertainties about the timeframe for the flood waters receding and the restoration of the Company’s operations in Thailand as well as associated costs for such restoration; uncertainties concerning the availability and cost of commodity materials and specialized product components; delays in or failure to obtain any required regulatory approvals with respect to the Company’s planned acquisition of Hitachi GST, or failure to consummate or delay in consummating the transaction for other reasons; actions by competitors; unexpected advances in competing technologies; uncertainties related to the development and introduction of products based on new technologies and expansion into new data storage markets; business conditions and growth in the various hard drive markets; pricing trends and fluctuations in average selling prices; and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s recent Form 10-K filed with the SEC on August 12, 2011, to which your attention is directed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

October 19, 2011	By:	/s/ Michael C. Ray

Name: Michael C. Ray
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Script for Earnings Conference Call, dated October 19, 2011